SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


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                               THE AES CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


AES ANNOUNCES CONSENT SOLICITATION WITH RESPECT TO
OUTSTANDING DEBT SECURITIES

The AES Corporation (NYSE: AES) announced today that it had launched a consent solicitation seeking to amend certain of the events of default contained in certain of its outstanding senior and senior subordinated notes to generally conform such provisions to those contained in its recently issued senior secured notes due 2005.

AES is offering a consent fee of $1.25 per $1,000 principal amount to holders of record of such securities at the close of business on March 13, 2003 that validly tender consents to the proposed amendments by 5:00 p.m., New York City time, on March 27, 2003. AES' obligation to accept consents and pay a consent fee to consenting holders is subject to numerous conditions which are set forth in the consent solicitation statement. The consent solicitation relates to AES' 8.75% Senior Notes, Series G, Due 2008, 9.50% Senior Notes, Series B, Due 2009, 9.375% Senior Notes, Series C, Due 2010, 8.875% Senior Notes, Series E, Due 2011, 7.375% Remarketable or Redeemable Securities Due 2013 (puttable in 2003), 8.375% Senior Subordinated Notes Due 2007, 10.25% Senior Subordinated Notes Due 2006, 8.50% Senior Subordinated Notes Due 2007 and 8.875% Senior Subordinated Notes Due 2027. AES intends to launch a consent solicitation on substantially similar terms with respect to its 8.00% Senior Notes, Series A due 2008, 8.375% Senior Notes, Series F due 2011 and 4.50% Convertible Junior Subordinated Debentures due 2005 to holders of record thereof as of the close of business on March 24, 2003 once it has complied with certain notification and filing requirements of the Securities Exchange Act of 1934, the New York Stock Exchange and the Luxembourg Stock Exchange. No default or event of default currently exists under any of these instruments.

Holders of all such securities are urged to read the applicable consent solicitation statement when it becomes available because it contains important information. Holders can obtain a copy of the applicable consent solicitation statement, when available, free of charge from AES. In addition, the consent solicitation statement applicable to the 4.50% Convertible Junior Subordinated Debentures will be available for free from the Securities and Exchange Commission's website at www.sec.gov once it is available.

Questions concerning the terms of the consent solicitation or requests for copies of the consent solicitation statement, the consent form or other related documents should be directed to the solicitation agent: Salomon Smith Barney, 390 Greenwich Street, New York, New York 10013, Attn: Liability Management Group. The solicitation agent can also be reached at (212) 723-6106 or (800) 558-3745 (toll free).